Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Guilin Paper, Inc. (the “Company”) on Form 10-QSB for the nine months ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fangde Zhang, in my capacity as Chief Executive Officer, and I, Minghzhu Zhang, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2007	/s/ Fangde Zhang
Fangde Zhang Chief Executive Officer

/s/ Mingzhu Zhang
Mingzhu Zhang Chief Financial Officer